                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): January 23, 2007

                                                         CSP Inc.

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             0-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 17, 2007, we received a letter from the Nasdaq Stock Market notifying us that because we had failed to file with Nasdaq our annual report on Form 10-K for our fiscal year ended September 30, 2006, as required by Marketplace Rule 4310(c)(14), our securities were subject to delisting from the Nasdaq Stock Market.

The Company currently expects to file its fiscal 2006 annual report on Form 10-K with the Securities Exchange Commission and Nasdaq on or before February 2, 2007.

(c) Exhibits

99.1 Press Release Dated January 23, 2007

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP receives delisting notification from nasdaq

BILLERICA, MA, January 23, 2007 - CSP Inc. (NASDAQ:CSPI), a provider of IT Solutions, systems integration services and dense cluster computing systems, announced today that on January 17, 2007 it received a letter from the Nasdaq Stock Market notifying the Company that because the Company had failed to file with Nasdaq its annual report on Form 10-K for its fiscal year ended September 30, 2006, as required by Marketplace Rule 4310(c)(14), its securities are subject to delisting from the Nasdaq Stock Market.

The Company currently expects to file its annual report on Form 10-K for its fiscal year ended September 30, 2006 by February 2, 2007.

Safe Harbor

The Company wishes to take advantage of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that may be deemed to be forward-looking under the Act. Such forward-looking statements may include, but are not limited to, those relating to realigning the German MODCOMP workforce, growing the U.S. Systems and Solutions sales force, the prospects for the MultiComputer division, the timing of deliveries relating to the Raytheon contract, and the interest in the Company's FastCluster 3000 Series. The Company cautions that numerous factors could cause actual results to differ materially from any forward-looking statements made by the Company. Such risks include general economic conditions, market factors, competitive factors and pricing pressures, and others described in the Company's filings with the SEC. Please refer to the section on forward-looking statements included in the Company's filings with the Securities and Exchange Commission.

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. and its subsidiaries develop and market best-of-breed IT solutions, systems integration services, and high-performance computer systems. CSP's Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of its Service and Systems Integration segment founded in 1970 and which includes the fiscal 2003 acquisition of Technisource, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K. and Germany. More information about CSP is available on the company's website at www.cspi.com. To learn more about MODCOMP, Inc., consult www.modcomp.com.